Exhibit 10.14
EIGHTH AMENDMENT TO LEASE
THIS EIGHTH AMENDMENT TO LEASE (“Eighth Amendment”) is made and entered into as of the 14th day of November, 2017 by and between COPLEY PLACE ASSOCIATES, LLC, a Delaware limited liability company (the “Landlord”), and WAYFAIR LLC, a Delaware limited liability company (the “Tenant”).
Reference is made to the following:
A.That certain lease (“Original Lease”) dated as of April 18, 2013, by and between Landlord and Tenant as amended by a First Amendment to Lease (“First Amendment”) dated as of February 11, 2014 and a Second Amendment to Lease (“Second Amendment”) dated as of October 24, 2014 and a Third Amendment to Lease dated as of October 8, 2015 (“Third Amendment”) and a Fourth Amendment to Lease dated as of February 3, 2016 (“Fourth Amendment”) as supplemented by a letter agreement dated July 28, 2016 (the Fourth Amendment as so supplemented, the “Supplemented Fourth Amendment”) and a Fifth Amendment to Lease dated as of July 29, 2016 (“Fifth Amendment”) and a Sixth Amendment to Lease dated as of February 22, 2017 (“Sixth Amendment”) and a Seventh Amendment to Lease dated as of August 14, 2017 (“Seventh Amendment”) by and between Landlord and Tenant (the Original Lease as amended by the First Amendment, the Second Amendment, the Third Amendment, the Supplemented Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment is referred to herein as the “Lease”) of space in the Office Section of the Building containing 881,660 rentable square feet, known as Copley Place, in Boston, Suffolk County, Massachusetts consisting of approximately 655,233 rentable square feet of space on the First, Second, Third, Fourth, Fifth, Sixth and Seventh Floors of Four Copley Place and on the Second, Third, Fifth and Sixth Floors of Three Copley Place and on the First, Third, Fifth, Sixth and Seventh Floors of One Copley Place and on the Fifth, Sixth and Seventh Floors of Two Copley Place (collectively, the “Current Premises”); and
B.Landlord has available or will have available for lease additional space in the Building; and
C.Tenant has agreed to lease from Landlord such additional space in the Building on the terms and conditions set forth below; and
D.Each capitalized term used in this Eighth Amendment without definition or reference to a specific amendment to the Original Lease shall have the meaning ascribed to such term in the Original Lease.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease and otherwise agree as follows:
1.Increase in Premises Demised under the Lease. The Current Premises shall be increased by the addition thereto of the spaces (the “Amendment 8 Expansion Spaces”) described on Exhibit A attached hereto as of the respective Add to Premises Dates set forth in Exhibit A hereto. The Amendment 8 Expansion Spaces, which aggregate approximately 68,107 rentable square feet, are shown on plans attached hereto as Exhibit B.
2.    Base Rent.

A.
Base Rent for the Amendment 8 Expansion Spaces, and the date as of which Base Rent for the Amendment 8 Expansion Spaces commences, shall be as set forth on Exhibit C attached hereto and made a part hereof.

3.    Proportionate Shares.

A.	Section 1.12 of the Lease is amended to read in its entirety:

1.12 Operating Expense Base Year:
As to the Premises other than the Fifth Expansion Spaces, the Calendar Year 2014.
As to the Fifth Expansion Spaces, the Calendar Year 2016.
As to Amendment 5 Expansion Spaces, Amendment 6 Expansion Spaces and Amendment 8 Expansion Spaces, the Calendar Year 2018

B.	Section 1.14 of the Lease is amended to read in its entirety:

1.14 Tax Base Year:
As to the Premises other than the Fifth Expansion Spaces, the Calendar Year 2014.
As to the Fifth Expansion Spaces, the tax fiscal year July 1, 2016 to June 30, 2017.
As to Amendment 5 Expansion Spaces, the tax fiscal year July 1, 2017 to June 30, 2018.
As to Amendment 6 Expansion Spaces and Amendment 8 Expansion Spaces, the tax fiscal year July 1, 2018 to June 30, 2019.

C.	Section 1.16 of the Lease is amended to read in its entirety:

1.16 Tenant’s Proportionate Tax Share:
33.25 % for the Premises (computed on the basis of 95% occupancy) consisting of 278,534 rentable square feet, exclusive of the Fifth Expansion Spaces.
11.22% for the Fifth Expansion Spaces (computed on the basis of 95% occupancy).
19.52% for the Amendment 5 Expansion Spaces (computed on the basis of 95% occupancy).
13.22% for the Amendment 6 Expansion Spaces (computed on the basis of 95% occupancy).
8.13% for the Amendment 8 Expansion Spaces (computed on the basis of 95% occupancy).

D.	Section 1.17 of the Lease is amended to read in its entirety:

1.17 Tenant’s Proportionate Expense Share:
33.25% for the Premises (computed on the basis of 95% occupancy) consisting of 278,534 rentable square feet, exclusive of the Fifth Expansion Spaces.
11.22% for the Fifth Expansion Spaces Premises (computed on the basis of 95% occupancy).
19.52% for the Amendment 5 Expansion Spaces (computed on the basis of 95% occupancy).
13.22% for the Amendment 6 Expansion Spaces (computed on the basis of 95% occupancy).
8.13% for the Amendment 8 Expansion Spaces (computed on the basis of 95% occupancy).

4.    Condition of Amendment 8 Expansion Spaces.

A.
The Amendment 8 Expansion Spaces shall be delivered to Tenant as of January 1, 2018 in as-is, where-is condition, except that Landlord shall deliver the Amendment 8 Expansion Spaces broom-clean and free of all occupants, furniture, debris and other personal property. Subject to the foregoing, without limitation, Landlord shall have no responsibility for any condition or construction within the Amendment 8 Expansion Spaces or for any condition above the finished ceilings except with regard to utilities and conduits serving premises other than the Premises, except that the foregoing shall not relieve Landlord from its obligations to deliver the Premises with all base Building systems operational at the Premises and to repair and maintain the Building components described in Section 8.02 of the Original Lease (as the same may be amended from time to time) in accordance with and subject to said Section 8.02 of the Original Lease (as the same may be amended from time to time). Subject to the foregoing, the obligations of Landlord under Exhibit B-2 of the Original Lease shall not be applicable to the Amendment 8 Expansion Spaces nor shall Tenant have any right to any Allowance with respect to the Amendment 8 Expansion Spaces under Article 38 of the Original Lease. Tenant shall be responsible for the demolition of the Amendment 8 Expansion Spaces and for all construction therein and for installation of telecommunications, business equipment and furniture (all of which shall be subject to the terms and conditions of the Lease regarding Alterations as if the Amendment 8 Expansion Space was a part of the Premises) and all costs in connection therewith including without limitation, electricity used incident to such demolition and construction therein. Without limiting the generality of the foregoing, all work necessary to prepare the Amendment 8 Expansion Spaces for Tenant’s occupancy shall be performed at Tenant’s sole cost and expense, in accordance with the applicable provisions of this Lease. Furthermore, if any alterations or modifications to the Building are required under applicable Legal Requirements by reason of the density of Tenant’s usage if in excess of ordinary office-related use or the Alterations made by Tenant to the Amendment 8 Expansion Spaces which are not ordinary office leasehold improvements, the cost of such Building modifications (including, without limitation, to bathrooms) shall be paid by Tenant.

B.
Solely for the purpose of determining Tenant’s obligations with respect to restoration of the Premises at the end of the Term, all Alterations made by Tenant to initially prepare the Amendment 8 Expansion Spaces shall be deemed “Initial Alterations”; accordingly, Tenant shall not be required to remove or restore any of such Alterations (or Alterations that were comparable replacements thereof) whether or not the same are Specialty Alterations. Tenant shall not be required to pay Landlord for the use of elevators and hoists during the making of initial Alterations to the Amendment 8 Expansion Spaces.
5.    Letter of Credit. Tenant agrees, on or before September 1, 2018 to increase the Letter of Credit Amount to $7,724,803.20. Section 1.21 of the Lease (as previously amended) is hereby amended accordingly.
6.    Fifth Amendment Right of First Offer. Tenant hereby acknowledges that the terms and conditions of its right of first offer under Section 9 of the Fifth Amendment shall not apply to the leasing of the Amendment 8 Expansion Spaces contemplated under this Eighth Amendment; provided, however, that Tenant’s rights under said Section 9 of the Fifth Amendment shall remain in full force and effect with respect to all of the other space described therein.
7.    Sky Lobby.    Landlord hereby agrees to complete the renovations to the sky lobby of the Property as described on Exhibit D attached hereto (the “Sky Lobby Renovations”) on or before August 31, 2018. If Landlord fails to complete the Sky Lobby Renovations on or before December 1, 2018, Tenant shall be entitled to abate Base Rent for the Amendment 8 Expansion Spaces for the period commencing on December 1, 2018 and ending on the date on which Landlord completes the Sky Lobby Renovations, provided Landlord’s obligation to complete the Sky Lobby Renovations (and Tenant’s right to abate Base Rent) shall be subject to, and such deadlines shall be extended due to, any delays in obtaining any permits from governmental entities and force majeure. Tenant hereby agrees, at its sole cost and expense, to furnish the sky lobby of the Property with furniture and decorative accessories consistent with the design aesthetic currently utilized by Tenant within the Premises and as mutually agreed upon by Landlord and Tenant. In the event Tenant fails to complete the installation of such furniture and decorative accessories within one hundred twenty (120) days after the later of (i) the date on which Landlord completes the Sky Lobby Renovations and (ii) the date on which Landlord and Tenant mutually agree upon the furniture and decorative accessories to be installed in the sky lobby, Landlord shall have the right (but not an obligation) to purchase such furniture and decorative accessories on behalf of Tenant and Tenant shall reimburse Landlord for all costs within fifteen (15) days’ notice, together with interest at ten percent (10%) per annum, such interest to accrue continuously from the date such costs were incurred by Landlord until repayment by Tenant. Landlord agrees that Tenant shall have the right to receive visitors in the sky lobby.
8.    Brokerage. Tenant represents that Tenant has dealt with (and only with) Transwestern/RBJ as broker in connection with this Eighth Amendment, and that insofar as Tenant knows, no other broker negotiated this Eighth Amendment or is entitled to any commission in connection therewith. Tenant agrees to indemnify, defend and hold harmless Landlord its employees and agents from and against any claims made by any broker or finder other than the broker described above for a commission or fee in connection with this Eighth Amendment or any sublease hereunder (but nothing herein shall be construed as permitting any such sublease) provided that Landlord has not in fact retained such broker or finder. Landlord agrees to indemnify, defend and hold harmless Tenant, its employees and agents from and against any claims made by any broker or finder named above or any other broker claiming to have earned a commission or fee in connection with this Eighth Amendment, provided Tenant has not in fact retained such broker or finder. In addition, Landlord shall pay the fees of Transwestern/RBJ with respect to this Eighth Amendment in accordance with a separate agreement with such broker.
9.    Miscellaneous.

A.
This Eighth Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Eighth Amendment or the Lease as amended hereby. Exhibits attached hereto are incorporated herein by reference.

B.	Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

C.
Landlord and Tenant hereby agree to execute, acknowledge and deliver, in recordable form, an amended notice of the Lease to reflect all of the Premises leased by Tenant under the Lease, consistent with the provisions of Massachusetts General Laws, Chapter 183, Section 4. Landlord represents and warrants to Tenant that as of the date of Landlord's execution of this Eighth Amendment, there is no mortgage on the Building or the Property. Landlord shall request and use reasonable efforts to obtain from the DOT an amendment to that certain Subordination, Non-Disturbance and Attornment Agreement dated April 18, 2013 by and among the DOT, Landlord and Tenant (the “SNDA”) expressly stating that such SNDA shall be deemed to apply to this Eighth Amendment and all other amendments to the Original Lease referenced in Paragraph A above, consistent with the provisions of the last paragraph of Article 21 of the Lease.

D.	In the case of any inconsistency between the provisions of the Lease and this Eighth Amendment, the provisions of this Eighth Amendment shall govern and control.

E.
Submission of this Eighth Amendment by Landlord is not an offer to enter into this Eighth Amendment, but rather is a solicitation for such an offer by Tenant. Neither party shall be bound by this Eighth Amendment until such party has executed and delivered the same to the other party.

[Signatures appear on the next succeeding page]

IN WITNESS WHEREOF, Landlord and Tenant have caused this document to be executed under seal as of the date first above written.

LANDLORD:
COPLEY PLACE ASSOCIATES, LLC, a Delaware limited liability company

By:	SPG COPLEY ASSOCIATES, LLC, a Delaware limited liability company, managing member

By: /s/ John Rulli
Name: John Rulli
Title: President of Malls - CAO

TENANT:
WAYFAIR LLC

By: /s/ Michael Fleisher
Its: Chief Financial Officer and not individually
hereunto duly authorized

Exhibit A

Amendment 8 Expansion Spaces

TOWER	FLOOR	RENTABLE SQUARE FOOTAGE	ADD TO PREMISES DATE
Two and Three	4	32,532	January 1, 2018
Two	3	35,575	January 1, 2018

Exhibit B
Floor Plans of Amendment 8 Expansion Spaces

TOWER 2
TOWER 3
32,532 RSQFT

M
MCMAHON ARCHITECTS, INC.
535 ALBANY STREET
BOSTON, MA 02118
P 617.482.5353
F 617.482.3288

JOB TITLE: LEASE EXHIBIT		DRAWING NUMBER: LE-2	
LOCATION: COPLEY PLACE	DATE: 2017-02-28	SCALE: NTS	
DRAWING TITLE: FOURTH FLOOR TOWER TWO & THREE	JOB NUMBER: 16-4019	DRAWN: ACT	CHECK: JEH
REVISION:

35,575 RSQFT
TOWER 2

MCMAHON ARCHITECTS, INC.
535 ALBANY STREET
BOSTON, MA 02118
P 617.482.5353
F 617.482.3288

JOB TITLE: LEASE EXHIBIT		DRAWING NUMBER: LE-1
LOCATION: COPLEY PLACE	DATE: 2017-02-28	SCALE: NTS
DRAWING TITLE: THIRD FLOOR TOWER TWO	JOB NUMBER: 16-4019	DRAWN: ACT / CHECK: JEH
REVISION:

Exhibit C
Base Rent for Amendment 8 Expansion Spaces

Period	Annual Base Rent Per Rentable Square Foot	Annual Base Rent	Monthly Installment of Annual Base Rent (proportionately for any partial month
January 1, 2018 through August 31, 2018	$0.00	$0.00	$.00
September 1, 2018 through October 31, 2018 (based on 32,532 rsf)	$38.25	$1,244,349.00	$103,695.75
November 1, 2018 through June 30, 2019 (based on 68,107 rsf)	$38.25	$2,605,092.70	$217,091.05
July 1, 2019 through June 30, 2020 (based on 68,107 rsf)	$39.25	$2,673,199.70	$222,766.64
July 1, 2020 through June 30, 2021 (based on 68,107 rsf)	$40.25	$2,741,306.70	$228,442.22
July 1, 2021 through June 30, 2022 (based on 68,107 rsf)	$41.25	$2,809,413.70	$234,117.80
July 1, 2022 through June 30, 2023 (based on 68,107 rsf)	$42.25	$2,877,520.70	$239,793.39
July 1, 2023 through June 30, 2024 (based on 68,107 rsf)	$43.25	$2,945,627.70	$245,468.97
July 1, 2024 through June 30, 2025 (based on 68,107 rsf)	$44.25	$3,013,734.70	$251,144.55
July 1, 2025 through June 30, 2026 (based on 68,107 rsf)	$45.25	$3,081,841.70	$256,820.14
July 1, 2026 through June 30, 2027 (based on 68,107 rsf)	$46.25	$3,149,948.70	$262,495.72
July 1, 2027 through December 31, 2027 (based on 68,107 rsf)	$47.25	$3,218,055.70	$268,171.30

Exhibit D
Description of Sky Lobby Renovations

1.	Tile Flooring

2.	New security desk

3.	Optical or physical turnstiles

4.	New paint

5.	Handrails

6.	Ceiling Tiles and Lighting